Exhibit 99.1

Echo Healthcare Acquisition Corp.
(a development stage enterprise)
Index to Financial Statements

Report of Independent Registered Public Accounting Firm	F-2
Financial statements
Balance Sheets as of March 22, 2006, as restated, and December 31, 2005	F-3
Statements of Operations for the periods from January 1, 2006 through March 22, 2006, June 10 (date of inception) through December 31, 2005 and June 10, 2005 (date of inception) through March 22, 2006	F-4
Statements of Changes in Stockholders’ Equity (Capital Deficit) for the period from June 10, 2005 (date of inception) through March 22, 2006, as restated	F-5
Statements of Cash Flows for the periods from January 1, 2006 through March 22, 2006, as restated, June 10, 2005 (date of inception) through December 31, 2005 and June 10, 2005 (date of inception) through March 22, 2006, as restated
F-6
Notes to Financial Statements	F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of
Echo Healthcare Acquisition Corp.:

We have audited the accompanying balance sheets of Echo Healthcare Acquisition Corp. (a development stage company) (the “Company”) as of March 22, 2006 and December 31, 2005 and the related statements of operations, changes in stockholders’ equity (capital deficit) and cash flows for the periods from January 1, 2006 through March 22, 2006, June 10, 2005 (date of inception) through December 31, 2005 and June 10, 2005 (date of inception) through March 22, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Echo Healthcare Acquisition Corp. as of March 22, 2006 and December 31, 2005 and the results of its operations and its cash flows for the periods from January 1, 2006 through March 22, 2006, June 10, 2005 (date of inception) through December 31, 2005 and June 10, 2005 (date of inception) through March 22, 2006 in conformity with U.S. generally accepted accounting principles.

As discussed in Notes B[8] and H to the accompanying financial statements, the Company has restated its financial statements as of March 22, 2006, and for the periods from January 1, 2006 through March 22, 2006 and June 10, 2005 (date of inception) through March 22, 2006 to reflect the classification of and accounting for: (1) the warrants to purchase common stock associated with the units sold at the initial public offering of the Company and (2) warrants to purchase common stock embedded in a purchase option issued to the underwriters in connection with the initial public offering.

/s/ Eisner LLP
Eisner LLP
New York, New York
March 23, 2006, except for Notes B[8] and H which are dated August 18, 2006.

Echo Healthcare Acquisition Corp.
(a development stage company)

Balance Sheets

	March 22, 2006	December 31, 2005
	(as restated)
ASSETS

Current Assets:
Cash and cash equivalents	$24,814	$14,807
Prepaid expenses	85,000
Total current assets	109,814	14,807
Deferred offering costs - Non-current		601,413
Investments held in Trust Fund	47,780,000
Total assets	$47,889,814	$616,220

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accrued expenses	$8,881	$136,052
Derivative liabilities	5,048,474
Notes payable to Founding Stockholders		150,000
Accrued offering costs	225,852	443,288
Deferred underwriting and other offering costs	1,793,233
Total current liabilities	7,076,440	729,340

COMMITMENTS AND CONTINGENCIES

Common stock subject to possible conversion, 1,249,375 shares at a conversion value of $7.64 per share	9,551,222

STOCKHOLDERS’ EQUITY (CAPITAL DEFICIT)

Preferred stock—$.0001 par value; 1,000,000 shares authorized; 0 issued and outstanding
Common stock—$.0001 par value, 25,000,000 shares authorized; 7,812,500 and 1,562,500 issued and outstanding (which includes 1,249,375 shares subject to possible conversion)	781	156
Additional paid-in capital	31,421,313	24,844
Deficit accumulated during the development stage	(159,942)	(138,120)
Total stockholders’ equity (capital deficit)	31,262,152	(113,120)
Total liabilities and stockholders’ equity	$47,889,814	$616,220

See Notes to Financial Statements.

Echo Healthcare Acquisition Corp.
(a development stage company)

Statements of Operations

	January 1, 2006 through March 22, 2006		June 10, 2005 (Date of Inception) through December 31, 2005		June 10, 2005 (Date of Inception) through March 22, 2006

Revenue	$		$		$
Operating expenses		(21,822)		(137,120)		(158,942)
Organization costs				(1,000)		(1,000)

Net loss for the period		$(21,822)		$(138,120)		$(159,942)

Net loss per share—basic and diluted		$(0.01)		$(0.09)

Weighted average number of shares outstanding—basic and diluted		1,630,015		1,562,500

See Notes to Financial Statements.

Echo Healthcare Acquisition Corp.
(a development stage company)
Statements of Stockholders’ Equity (Capital Deficit)

	Common Stock			Deficit Accumulated During the	Total Stockholders’
	Shares	Amount	Additional Paid-In Capital	Development Stage	Equity (Capital Deficit)
Balance - June 10, 2005 (date of inception)	-0-	-0-	-0-	-0-	-0-
Contributions from
Founding Stockholders	1,562,500	$156	$24,844		$25,000

Net loss for the period ended December 31, 2005				(138,120)	(138,120)

Balance - December 31, 2005	1,562,500	$156	$24,844	$(138,120)	$(113,120)

Sale of 6,250,00 Units, net of underwriter’s discount and offering expenses (includes 1,249,375 shares subject to possible conversion) less derivative liabilities	6,250,000	625	45,446,065		45,446,690

Proceeds subject to possible conversion of 1,249,375 shares			(9,551,222)		(9,551,222)

Proceeds from issuance of underwriter’s purchase option			100		100

Reclassification of proceeds allocated to warrants - derivatives liability			(5,048,474)		(5,048,474)

Proceeds from sale of warrants to founding stockholders			550,000		550,000

Net loss for the period				(21,822)	(21,822)

Balance - March 22, 2006 (as restated)	7,812,500	$781	$31,421,313	$(159,942)	$31,262,152

See Notes to Financial Statements.

Echo Healthcare Acquisition Corp.
(a development stage company)

Statements of Cash Flows

	January 1, 2006 through March 22, 2006	June 10, 2005 (Date of Inception) through December 31, 2005	June 10, 2005 (Date of Inception) through March 22, 2006
	(as restated)		(as restated)
Cash flows from operating activities:
Net loss	$(21,822)	$(138,120)	$(159,942)
Adjustments to reconcile net loss to net cash provided by operating activities:
Changes in:
Prepaid expenses	(85,000)		(85,000)
Accrued expenses	(127,171)	136,052	8,881
Net cash used by operating activities	(233,993)	(2,068)	(236,061)

Cash flows from investing activities:
Investments held in Trust Fund	(47,780,000)		(47,780,000)
Net cash used in investing activities	(47,780,000)		(47,780,000)
Cash flows from financing activities:
Proceeds from notes payable to Founding Stockholders	50,000	150,000	200,000
Payments on notes payable to Founding Stockholders	(200,000)		(200,000)
Proceeds from sale of common stock to Founding Stockholders		25,000	25,000
Gross proceeds from public offering	50,000,000		50,000,000
Proceeds from issuance of underwriters’ purchase option	100		100
Proceeds from sale of warrants to Founding Stockholders	550,000		550,000
Costs of offering	(2,376,100)	(158,125)	(2,534,225)
Net cash provided by financing activities	48,024,000	16,875	48,040,875

Net increase in cash	10,007	14,807	24,814
Cash—beginning of period	14,807	0	0
Cash—end of period	$24,814	$14,807	$24,814

Supplemental schedule of non-cash financing activities
(Payment of accrued) Accrual of deferred offering costs	$(217,436)	$443,288	$225,852
Accrual of deferred underwriting and other offering costs	$1,793,233		$1,793,233
Warrant obligation in connection with sale of units in offering	5,048,474		5,048,474

See Notes to Financial Statements.

Echo Healthcare Acquisition Corp.
(a development stage company)
Notes to Financial Statements

NOTE A—ORGANIZATION AND BUSINESS OPERATIONS

Echo Healthcare Acquisition Corp. (the “Company”) was incorporated in Delaware on June 10, 2005. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, other similar Acquisition one or more domestic or international operating businesses in the healthcare industry. The Company has neither engaged in any operations nor generated revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. As such, the Company’s operating results through March 22, 2006 relate to early stage organizational activities. The Company has selected December 31 as its fiscal year end.

On March 16, 2006, the Company amended and restated its Certificate of Incorporation to reduce the number of authorized shares of common stock from 100,000,000 shares to 25,000,000 shares.  On November 10, 2005, the Board of Directors of the Company approved a four-for-ten reverse stock split to all shareholders of record on November 10, 2005. On January 26, 2006, the Board of Directors of the Company approved a five-for-three stock split to all shareholders of record on January 29, 2006. All share amounts in the accompanying financial statements have been retroactively adjusted to reflect the stock splits.

The registration statement for the Company’s initial public offering of Units (as described in Note C) (“Offering”) was declared effective on March 17, 2006. The Company consummated the Offering on March 22, 2006 and received net cash proceeds of approximately $45,447,000, not inclusive of deferred underwriting and other accrued offering costs (see Notes C and G). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward acquiring an operating company (“Acquisition”). Furthermore, there is no assurance that the Company will be able to successfully effect an Acquisition. An amount of $47,780,000, from the net proceeds of the Offering together with the proceeds from the sale of 458,333 warrants at $1.20 per warrant to initial stockholders for $550,000 is being held in a trust account (“Trust Fund”) and invested in government securities until the earlier of (i) the consummation of its first Acquisition or (ii) the distribution of the Trust Fund as described below. The remaining net proceeds (not held in the Trust Fund) together with borrowings under the Company’s Working Capital Line of Credit (see Note D) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the Acquisition, will submit such transaction for stockholders’ approval. In the event that holders of 20% or more of the shares issued in the Offering vote against the Acquisition and exercise their conversion rights, the Acquisition will not be consummated.

The Company’s initial stockholders (the “Founding Stockholders”) have agreed to vote their 1,562,500 shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to an Acquisition. After consummation of an Acquisition, these voting safeguards will no longer be applicable.

With respect to an Acquisition which is approved and consummated, any Public Stockholder who voted against such Acquisition may demand that the Company convert its shares into a pro rata share of the Trust Fund. The per share conversion price will equal the amount in the Trust Fund, calculated as of two business days prior to the consummation of the proposed Acquisition, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding up to 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of an Acquisition. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by the Founding Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying balance sheet as of March 22, 2006. The Company is permitted to seek disbursements of amounts held in the Trust Fund for tax obligations.

In the event that the Company does not consummate an Acquisition within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied (the “Acquisition Period”), the proceeds held in the Trust Fund will be distributed to the Company’s Public Stockholders. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note C).

Echo Healthcare Acquisition Corp.
(a development stage company)
Notes to Financial Statements—(Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1] Loss per common share:

Loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period.  The per share effects of potential common shares such as warrants and options, aggregating 7,333,333 shares, have not been included as the effect would be antidilutive. Shares held in escrow that are subject to performance conditions are not considered outstanding for purposes of per share calculations (see Note C).

[2] Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

[3] Income taxes:

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recorded a deferred income tax asset for the tax effect of start-up costs and temporary differences, aggregating approximately $43,000 and $37,000 at March 22, 2006 and December 31, 2005, respectively. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at both March 22, 2006 and December 31, 2005.

The effective tax rates differ from the statutory rate of 34% due to the increases in the valuation allowance.

[4] Deferred offering costs/ accrued offering costs:

Deferred offering costs at December 31, 2005 and accrued offering costs at March 22, 2006 and December 31, 2005 consisted principally of legal and underwriting fees that are related to the Offering and were charged to stockholders' equity upon the consummation of the Offering.

[5] Cash and cash equivalents:

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

[6] New Accounting Pronouncements:

The Company does not believe that any recently issued accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Echo Healthcare Acquisition Corp.
(a development stage company)
Notes to Financial Statements—(Continued)

[7] Deferred underwriting and other offering costs:

Deferred underwriting and other offering costs consist of deferred underwriting fees (see Note C) and legal and printing fees (see Note G) incurred through March 22, 2006 that were related to the Offering and were charged to stockholder’s equity upon completion of the Offering.

[8] Accounting for Warrants and Derivative Instruments

On March 22, 2006, the Company sold 6,250,000 Units in the Offering. Each Unit consists of one share of the Company’s common stock and one warrant (“Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) March 17, 2007 or (b) the completion of an Acquisition. The Warrants will expire March 17, 2010. The Warrants will be redeemable, at the Company’s option at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

The Company sold to Morgan Joseph & Co. Inc. and Roth Capital Partners, LLC, the underwriters, an option, for $100, to purchase up to a total of 312,500 Units at $10.00 per Unit.

In September 2000, the Emerging Issues Task Force issued EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock” (“EITF 00-19”), which requires freestanding contracts that are settled in a company's own stock, including common stock warrants, to be designated as an equity instrument, asset or a liability. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company’s balance sheet, with any changes in fair value recorded in the company’s results of operations. A contract designated as an equity instrument must be included within equity, and no fair value adjustments are required from period to period. The warrants issued in the public offering have certain registration rights and hence these are considered to be derivative liabilities under EITF 00-19.  In accordance with EITF 00-19, the 6,250,000 Warrants issued as part of the Units issued in the Offering are separately accounted for as liabilities. The fair value of these Warrants is shown on the Company’s balance sheet. The fair value of the Warrants, which amounted to $5,000,000, was estimated based on the market price of the Units. This derivative liability will be adjusted to fair value at each reporting date and the resulting change will be reported on the Company’s statement of operations as “Gain (loss) on derivative liabilities.”

Fair values for exchange traded securities and derivatives are based on quoted market prices. Where market prices are not readily available, fair values are determined using market based pricing models incorporating readily observable market data and requiring judgment and estimates. The underwriter’s purchase option to purchase 312,500 Units is considered an equity instrument, as all criteria to be accounted for as an equity instrument have been fulfilled. The embedded derivatives, the Warrants to purchase 312,500 shares for $6.00 each, follow the same accounting guidelines as the Warrants issued in the initial public offering and are considered a liability. In addition, the founding stockholder warrants to purchase 458,333 shares of common stock are considered equity instruments, as all criteria to be accounted for as an equity instrument have been fulfilled.

Statement of Financial Accounting Standard (‘‘SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities,’’ as amended, requires all derivatives to be recorded on the balance sheet at fair value. Furthermore, paragraph 11(a) of SFAS No. 133 precludes contracts issued or held by a reporting entity that are both (1) indexed to its own stock and (2) classified as stockholders' equity in its statement of financial position from being treated as derivative instruments. The Company has determined that the option to purchase 312,500 units, each unit consisting of one warrant and one share of common stock, is a derivative that also contains an embedded derivative. The option to purchase 312,500 Units and the Warrants to purchase an additional 312,500 shares, the latter being the embedded derivative, are separately valued and accounted for on the Company’s balance sheet. While the Warrants to purchase the additional 312,500 shares are indexed to the Company's common stock, the fact that the shares underlying the Warrants are registered and the Company must maintain an effective registration statement, requires the Company to classify these instruments as a liability in accordance with EITF 00-19, paragraph 14.  The embedded derivatives, which are the Warrants to purchase 312,500 shares for $6.00 each, follow the same accounting guidelines as the Warrants issued in the initial public offering and are considered a liability. These derivative liabilities will continue to be adjusted to fair value at each reporting date.

Echo Healthcare Acquisition Corp.
(a development stage company)
Notes to Financial Statements—(Continued)

The Company performed a valuation of the option to purchase 312,500 units, and then allocated its fair value to its two components, the underlying 312,500 shares and the embedded Warrants to purchase additional 312,500 shares. The fair value at inception was calculated to be $484,742, or $1.55 per unit, of which $436,268 was allocated to the 312,500 shares included in the Units and $48,474 was allocated to the Warrants to purchase an additional 312,500 shares, according to their respective fair values.

The pricing model the Company uses for determining fair values of the purchase option is the Black-Scholes Pricing Model. Valuations derived from this model are subject to ongoing internal and external verification and review. The model uses market-sourced inputs such as interest rates, market prices and volatilities. Selection of these inputs involves management’s judgment and may impact net income.

In particular, the Company uses volatility rates based upon a sample of comparable companies in its industry, special purpose acquisition corporations. At the time a company to be acquired has been identified and agreements to acquire are in place, the volatility rates will be based on comparable companies to the acquired company. The Company uses a risk-free interest rate, which is the rate on U. S. Treasury instruments, for a security with a maturity that approximates the estimated remaining contractual life of the derivative. The volatility factor used in the Black-Scholes Pricing Model has a significant effect on the resulting valuation of the derivative liabilities on the Company’s balance sheet. The volatility for the calculation of the embedded derivatives was approximated at 0.27, this volatility-rate will likely change in the future. The Company uses the closing market price of the Company’s common stock at the end of a quarter when a derivative is valued at fair value. The Company’s stock price will also change in the future. To the extent that the Company’s stock price increases or decreases, the Company’s derivative liabilities will also increase or decrease, absent any change in volatility rates and risk-free interest rates.

NOTE C — INITIAL PUBLIC OFFERING

On March 22, 2006, the Company sold 6,250,000 units (“Units”) in the Offering. Each Unit consists of one share of the Company’s common stock and one warrant (“Warrants”). Accordingly, 6,250,000 of these Warrants are outstanding at March 22, 2006. Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) March 17, 2007 or (b) the completion of an Acquisition. The warrants will expire March 17, 2010. The Warrants will be redeemable, at the Company’s option at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

The Company sold to Morgan Joseph and Co. Inc. and Roth Capital Partners, LLC, an option, for $100, to purchase up to a total of 312,500 units at $10.00 per Unit. The option has been valued at the date of issuance at $484,742, based upon a Black-Scholes model, using an expected life of four years, volatility of 27% and a risk-free interest rate of 4.35%. The volatility calculation of 27% is based on the four-year volatility of a subgroup of the Russell 2000 Healthcare Index, which consisted of the twenty-five smallest constituent companies measured by overall market capitalization. Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its units, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to this subgroup of the four-year volatility of the Russell 2000 Healthcare Index because its management believes that the volatility of these constituent companies is a reasonable benchmark to use in estimating the expected volatility for the Company’s units. Although an expected life of four years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate an Acquisition within the prescribed time period and liquidates, the option would become worthless.

The units issuable upon exercise of this option are identical to the Units in the Offering. The option is exercisable commencing on the later of the consummation of a business combination or one year from March 17, 2006, and expires five years from the date of issuance. The option and the 312,500 units, the 312,500 shares of common stock and the 312,500 warrants underlying such units, and the 312,500 shares of common stock underlying such warrants, are subject to a 180-day lock-up. The underwriters will not sell, transfer, assign, pledge, or hypothecate this option or the securities underlying this option, nor will they engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of this option or the underlying securities for a period of 180 days from the date of the Offering. However, the option may be transferred to any underwriter and selected dealer participating in the Offering and their bona fide officers or

Echo Healthcare Acquisition Corp.
(a development stage company)
Notes to Financial Statements—(Continued)

partners. Although the purchase option and its underlying securities have been registered, the option grants holders demand and “piggy back” registration rights for periods of five and seven years, respectively, from March 17, 2006. These rights apply to all of the securities directly and indirectly issuable upon exercise of the option. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the option exercise price or underlying units will not be adjusted for issuances of common stock at a price below the option exercise price. The option may be exercised for cash, or on a “cashless” basis, at the holder’s option, such that the holder may receive a net amount of shares equal to the appreciated value of the option (the difference between the exercise prices of the option and the underlying warrants, and the market price of the underlying securities).

Certain Founding Stockholders purchased an aggregate of 458,333 warrants concurrently with the closing of the Offering at a price of $1.20 per warrant directly from the Company. They have agreed that these warrants purchased by them will not be sold or transferred until completion of an Acquisition. In exchange for agreeing to purchase such warrants, these Founding Stockholders were sold an aggregate of 171,662 shares of previously issued Common Stock by other Founding Stockholders in a private transaction for a purchase price equal to the initial price paid by selling Founding Stockholders. The transaction is accounted for as an equity transaction and had no effect on the financial position or operations of the Company.

The Company agreed to pay the Underwriters of the Offering fees equal to 7.0% of the gross proceeds; the Underwriters have agreed to defer 3.0% of their fees until consummation of an Acquisition. The Company will pay the deferred fees out the proceeds of the Offering held in trust. If there is no Acquisition, such fees will not be paid.

Upon consummation of the Offering, all shares of common stock owned by the Founding Stockholders were placed into an escrow account maintained by Corporate Stock Transfer, Inc., acting as escrow agent. These shares will be released from escrow in two equal increments:

•	781,250 shares on the expiration of three years from March 17, 2006; and

•
781,250 shares on upon the completion of an Acquisition and when the last sale price of the Company’s common stock thereafter equals or exceeds $11.50 per share for any 20 trading days within any 30 trading day period beginning after the Company completes its initial Acquisition.

The foregoing restrictions are subject to certain limited exceptions such as transfers to family members and trusts for estate planning purposes, upon death of an escrow depositor, transfers to an estate or beneficiaries, or other specified transfers. Even if transferred under these circumstances, the shares will remain in the escrow account. The shares are releasable from escrow prior to the above dates only if following the initial Acquisition, the Company consummates a transaction in which all of the stockholders of the combined entity have the right to exchange their shares of common stock for cash, securities or other property. If the price of the Company’s common stock fails to reach the trigger price for the required number of trading days described above, the 781,250 shares subject to this condition will remain in escrow until a transaction is consummated in which all stockholders of the combined entity have the right to exchange their common stock for cash, securities or other property, or until the Company ceases operations.

Certain of the shares to be placed in escrow are subject to performance and market conditions as defined in the agreement, the attainment of which can not be assured, and are considered contingent shares. As a result, these shares are not included in the loss per common share calculations. The agreement provides that the shares are to be released to the initial stockholders (all of whom are officers and/or directors or are a related party to an officer and director) upon meeting certain performance and market conditions. Accordingly, the Company may be required to recognize a charge based on the fair value of the shares at the time the shares are released from the escrow. (The amount of such charge could be equal to the number of shares times the market value at such date. Based on the target price of $11.50, such charge would be approximately $8,984,000.

Echo Healthcare Acquisition Corp.
(a development stage company)
Notes to Financial Statements—(Continued)

NOTE D—NOTES PAYABLE TO FOUNDING STOCKHOLDERS

The Company had issued notes totaling $200,000 to certain of its Founding Stockholders. The notes were satisfied on March 22, 2006.

Certain of the Company’s Founding Stockholders have entered into a limited recourse revolving line of credit agreement, (the “Working Capital Line of Credit”), pursuant to which the Company may have up to $750,000 of borrowings outstanding at any time. Amounts outstanding under the Working Capital Line of Credit will bear interest at a rate equal to the rate of interest payable on the net proceeds of the offering held in the Trust Fund. No interest shall be payable until the principal of the loan becomes payable. The loans under the limited recourse revolving line of credit agreement shall be payable only upon the consummation of the initial Acquisition or upon certain events of default. If the Company does not consummate the initial Acquisition within two years following the completion of the offering, the loans under the limited recourse revolving line of credit agreement shall terminate and the payees shall have no right to repayment thereunder.

NOTE E—RELATED PARTY TRANSACTION

The Company has agreed to pay a Founding Stockholder an administrative fee of $7,500 per month, $5,500 of which shall be deferred until the completion of the initial Acquisition, for office space and general and administrative services from March 22, 2006 through the effective date of the initial Acquisition.

NOTE F — OFFICERS AND DIRECTORS

Certain of the Company’s officers and directors have agreed with the Representative that during the first 40 trading day period beginning the later of the date the separate trading of the common stock and the warrants has commenced or 60 days after the end of the “restricted period”, they or certain of their affiliates or designees collectively will purchase up to $300,000 of Warrants in the public marketplace at prices not to exceed $1.20 per warrant. They have further agreed that any warrants purchased by them or their affiliates or designees will not be sold or transferred until the completion of an Acquisition.

NOTE G —COMMITMENTS AND OTHER MATTERS

On January 29, 2006, Powell Goldstein LLP agreed to defer its legal fees related to the Offering of up to $200,000 until the completion of the initial Acquisition or the liquidation of the Company, in which case the deferred fees would not be payable out of the net proceeds of the offering held in trust. These fees constitute a cost of the offering and an obligation of the Company. If there is no Acquisition, this obligation will not be paid.

On January 29, 2006, Tri-State Financial, which provided financial printing services in connection with the Offering, agreed to defer payment of 20% its printing fees until the completion of the initial Acquisition or the liquidation of the Company, in which case the deferred fees would not be payable out of the net proceeds of the offering held in trust. These fees, totaling $93,233, constitute a cost of the offering and an obligation of the Company. If there is no Acquisition, this obligation will not be paid.

NOTE H - RESTATEMENT AND RECLASSIFICATIONS OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

Summary of Restatement Items

In August, 2006, the Company concluded that it was necessary to restate its financial statements as of March 22, 2006 and for the periods from January 1, 2006 through March 22, 2006 and June 10, 2005 (date of inception) through March 22, 2006 to reflect the classification of and accounting for: (1) the Warrants to purchase common stock associated with the units sold at the initial public offering of the Company, and (2) the Warrants to purchase common stock embedded in a option to purchase units consisting of one share and one Warrant to purchase one additional share, issued to Morgan Joseph & Co. Inc. and Roth Capital Partners, LLC in connection with the initial public offering. The Company had previously classified the value of these warrants to purchase common stock, when applicable, as equity. After further review, the Company has determined that these

Echo Healthcare Acquisition Corp.
(a development stage company)
Notes to Financial Statements—(Continued)

instruments should have been classified as derivative liabilities and therefore, the fair value of each instrument must be recorded as derivative liabilities on the Company's balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in the Company’s statement of operations. At the date of the conversion of each respective instrument or portion thereof (or exercise of the options or warrants or portion thereof, as the case may be), the corresponding derivative liability will be reclassified as equity.

 The impact on the statements of cash flows related to disclosures of non-cash activity in connection with the warrant derivative liability.

The Company has also reclassified its Investments held in Trust Fund from current assets to non-current assets since the Trust Fund is intended to acquire a business. The reclassification had no impact on the statements of operations and cash flows.

Balance Sheet Impact

The following table sets forth the effects of the restatement adjustments on the Company’s consolidated balance sheet as of March 22, 2006:

	March 22, 2006 As Previously Reported	Adjustment	March 22, 2006 Restated

ASSETS

Current Assets:
Cash and cash equivalents	$24,814		24,814
Investments held in Trust Fund	47,780,000	(47,780,000)
Prepaid expenses	85,000		85,000
Total current assets	47,889,814	(47,780,000)	109,814
Deferred offering costs - Non-current
Investments held in Trust Fund		47,780,000	47,780,000
Total assets	$47,889,814	(47,780,000)	47,889,814

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accrued expenses	$8,881		8,881
Derivative liabilities		5,048,474	5,048,474
Notes payable to Founding Stockholders
Accrued offering costs	225,852		225,852
Deferred underwriting and other offering costs	1,793,233		1,793,233
Total current liabilities	2,027,966	5,048,474	7,076,440

COMMITMENTS AND CONTINGENCIES

Common stock subject to possible conversion, 1,249,375 shares at a conversion value of $7.64 per share	9,551,222		9,551,222

STOCKHOLDERS’ EQUITY (CAPITAL DEFICIT)

Preferred stock—$.0001 par value; 1,000,000 shares authorized; 0 issued and outstanding

Echo Healthcare Acquisition Corp.
(a development stage company)
Notes to Financial Statements—(Continued)

Common stock—$.0001 par value, 25,000,000 shares authorized; 7,812,500 and 1,562,500 issued and outstanding (which includes 1,249,375 shares subject to possible conversion)	781		781

Additional paid-in capital	36,469,787	(5,048,474)	31,421,313
Deficit accumulated during the development stage	(159,942)		(159,942)
Total stockholders’ equity (capital deficit)	36,310,626	(5,048,454)	31,262,152
Total liabilities and stockholders’ equity	$47,889,814	(5,048,454)	47,889,814